N-30B-2 1 n30b2filedspring26.htm

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 2nd Avenue, Suite 3320, Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2026

Kavilco Incorporated Newsletter Spring 2026

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and some pictures/design elements have not been included.

1000 Second Ave., Suite 3320, Seattle, WA 98104 Phone: 206.624.6166 Toll Free: 800.786.9574 Fax: 206.624.8953

Field Office: One Copper Crescent Dr., PO Box KXA-Kasaan, Kasaan, Alaska 99924 Phone: 907.542.2214 Fax: 907.542.2215

www.kavilco.com

FB: Kavilco Incorporated

Spring Dividend Declaration

Jeane Breinig, President

We are pleased to announce that on March 6, 2026 the Kavilco Board of Directors declared a cash dividend of $36.00 per share. The dividend was payable on March 18, 2026 and reflects un-distributed earnings from 2025.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 35% federal income tax rate. For shareholders with 100 shares your dividend is $3,600.00. The Spring dividend completes the 2025 earning distribution; the total earnings for 2025 distribution was $10,100 or $101 per share. Because Kavilco is a RIC, shareholders derive significant federal tax savings, thereby increasing our dividend payout. Without this benefit, our dividends would be significantly lower. This unique status among Alaska Native Settlement Act (ANCSA) corporations provides financial benefits and also places constraints on our ability to operate other businesses. The majority of our profits must come from our investments in stocks and bonds. If we fail to maintain these limits, shareholders will experience negative tax consequences resulting in reduced dividends.

Sincerely,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

President's Report

Jeane Breinig, President

We recently completed a multi-year, forest tree thinning project with approximately $3,000,000 grant funding from the NRCS (National Research Conservation Services). In addition, we recently submitted another $95,000 funding proposal to inventory our trees. If our recent proposal is approved, the work would take place this summer. Both projects — tree thinning and tree inventory— will increase our forest’s potential value for future sales or carbon credits.

Speaking of grants, we are still working with the Organized Village of Kasaan (OVK) and the City of Kasaan on securing funding to restore Kavilco’s gray Bunkhouse. Right now, we are accepting bids, so we can include actual restoration costs with our proposal.

In beautiful, snowy Kasaan this spring, the OVK hosted another successful Dagwii Gawtlass Culture Camp March 4-8th with over 150 attendees from across Alaska, Massett, Vancouver, and Aotearoa, enhancing participants ability to practice our traditional Haida skin sewing, food gathering/processing, basket making and other cultural activities.

I hope many of you can come visit Kasaan this year; I look forward to spending time with you in this special place we call home.

Thank you,

KAVILCO INCORPORATED

/s/Jeane Breinig

Jeane Breinig, President

Chief Financial Officer’s Report

Scott Burns, CFO

Change in Accounting for Real Estate Investments

In accordance with Accounting Standards Codification (ASC) Topic 946, the Fund historically accounted for its land and timber interests as investments measured at fair value, with changes in fair value recognized in earnings.

In September 2025, in partnership with a forester and land management consultant, Kavilco developed a Forest Stewardship Plan, pursuant to which it confirmed that there is currently, and in the foreseeable future, no merchantable timber on the land. Additionally, during the year ended December 31, 2025, management determined that it is no longer practical to obtain a fair value for the Fund’s real estate due to the lack of accessibility to the land and timber, the absence of observable market transactions, limited comparable sales, and increasing uncertainty in valuation inputs. As a result, Kavilco changed its accounting for the land and timber from the fair value method under ASC Topic 946 to the historical cost model under ASC Topic 360, Property, Plant and Equipment, resulting in a write-down of the real estate during the year ended December 31, 2025. During the year ended December 31, 2025 there was no change to the number of acres of land or timber owned and managed by the Fund.

The real estate, which was recorded at its fair value as of the transition date of $8,100,000, was written down to its historical cost of $1,054,089, resulting in an unrealized loss of $7,045,911 during the year ended December 31, 2025. Subsequent to the change in accounting, real estate is carried at cost and is not depreciated. The Company evaluates real estate for impairment in accordance with ASC 360 when events or changes in circumstances indicate that the carrying amount may not be recoverable.

The foregoing will have no impact on future dividends.

Economy

The trend in employment is bearish. Viewed a long-term perspective, year-over-year payroll growth has fallen way below the 1% stall speed threshold that has been a feature of recessions for the last 65-years. Across all of 2025, nonfarm payrolls expanded by less than 600,000 while health care and social assistance additions topped 700,000. Without the health care and social assistance, the economy would have shed over 125,000 jobs.

In 2025, the Fed has been cutting interest rates (in September, the board changed the portfolio strategy from T-Bills to dividend paying stocks). The reductions were to stimulate the manufacturing and housing sectors, the main economic forces in the economy, remain weaker on average during the last economic expansion.

On the inflation front, the US dollar is very weak against major global currencies. This is due to debt that is gaining ground faster than ever. The deficit was nearly $2 trillion 2025 and which aggravated the national debt of nearly $40 trillion (interest payments on the debt are now over $1 trillion). The world is very bearish on the dollar, which, in turn impacts the purchasing power for foreign goods.

To further compound the inflationary pressures of a weak currency, monetary policy is very inflationary. Liquidity soared at the end of 2025. This was due to the Fed buying massive amounts of U.S. Treasuries, the most since the covid days.

The anemic estimated Gross Domestic Product for the fourth quarter of 1.5%, the Conference Board’s consumer confidence survey in free fall, the forementioned discussion on employment and inflationary pressures of a declining dollar and major increase in liquidity all translate into the most onerous economic scenario STAGFLATION.

Portfolio

Since September 2024, when the board change the strategy from U.S Treasury bills to dividend yielding stocks, a total of 230,304 shares has been purchased with dividend yields with at least 4%. This has been a long process due to the volatility in the equity and bond markets. To further complicate the investment process, there are various Security and Exchange along with IRS regulations.

The downside to the aforementioned stock strategy, according to the Bank Credit Analysis (a subscription service that analyzes market and economic trends) valuation indicator of stocks and the speculation indicator is extremely overvalued. Eventually, the stock market will have a correction or bear market which will result a regression to the mean. This will have a major impact of the value of the portfolio. Unfortunately, there is no alternative to generate income for the shareholder’s dividends.

Sincerely,

KAVILCO INCORPORATED

/s/Scott Burns

Scott Burns, CFO

Kavilco’s Mission Statement

“To honor the vision and unselfish actions of our Haida ancestors and elders, the goals of Kavilco Incorporated are to provide dividends and to preserve the assets for all generations.”